[ICM LOGO]






                                ICM SERIES TRUST

                             ----------------------

                             ICM/ISABELLE SMALL CAP
                                   VALUE FUND


                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND

                                TABLE OF CONTENTS

SHAREHOLDER LETTER ........................................................    1

PORTFOLIO OF INVESTMENTS ..................................................    6

STATEMENT OF ASSETS AND LIABILITIES .......................................    9

STATEMENT OF OPERATIONS ...................................................   10

STATEMENTS OF CHANGES IN NET ASSETS .......................................   11

FINANCIAL HIGHLIGHTS ......................................................   13

NOTES TO FINANCIAL STATEMENTS .............................................   15

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ..................................   20

FUND TRUSTEES AND OFFICERS ................................................   21

SHAREHOLDER LETTER


Dear Shareholder:

Despite the difficult conditions that investors faced over the past year, we are extremely pleased to report the ICM/Isabelle Small Cap Value Fund's third consecutive year of positive returns. For 2001 the Fund's Investment Class returned 8.74%; this follows the 7.73% return of 2000 and the 49.49% return for 1999.* This third straight year of positive performance is particularly satisfying in an era where many investment companies focus on relative performance rather than on delivering an increased share value to shareholders at year-end. Although it is no guarantee of future results, we are certainly pleased with this historical trend we have established.

It may not come as a surprise that the stock market has changed. The current investing environment appears to favor STOCK SELECTION rather than indexing, VALUE investing over growth and SMALL COMPANIES instead of the large leaders of years past. Today, we believe that investors will be rewarded for uncovering undervalued companies with sound business strategies, assets, revenue and profits - the core beliefs that have driven the long-term performance of value investing.

The past year was very challenging as the slowing of the economy, increased unemployment and resulting decline in corporate profits made the investment landscape very treacherous. Our approach over the past year has been to focus upon the future prospects of an economic recovery. The composition of the Fund reflects our view that investors must look forward 1-3 years and invest in undervalued stocks before the crowd. As such, the Fund has substantial representation in Technology, Basic Materials and Capital Goods and Consumer Cyclicals; sectors that should benefit from increased economic activity.

We continue to remain underweighted in Financials, as many stocks in this sector do not qualify for our targeted return potential over the next three years. Furthermore, the recent declining interest rate environment has served this sector well and it appears that the prospects for higher rates, rather than lower, will make future gains in this sector more difficult to obtain.

For the U.S. stock market, future gains will likely hinge on the strength of the economy, corporate earnings and stability returning to the global markets. The multitude of international concerns such as the political and economic situation in Argentina, the war in Afghanistan, the potential of military strikes elsewhere in the Middle East, and future terrorism here and abroad, could act to slow consumer confidence and the recovery of the U.S. economy.

Despite continued economic weakness and numerous lay-offs, many private sector economists have optimistically forecasted that a rapid improvement for the economy is in store and a "V-shaped recession" is all but certain. We, however, believe that the recovery may prove to be more gradual and less dramatic as corporate earnings remain soft, inventories are slowly working through the system and consumer demand remains weak.

A recent WALL STREET JOURNAL poll of fifty-four private sector economists found that two-thirds expect the economy to grow in the first quarter and almost all of the economists polled anticipate growth to return in the second quarter of this year. Federal Reserve economists have been quoted as being less optimistic than the private sector economists, but agreed that the economy should rebound by mid-year. Both camps cite the continued low interest rate environment, low energy prices, the nominal effects of past tax cutting measures, and the very resilient consumer spending as the key to future growth.

We believe that a more gradual, sustained recovery scenario would be favorable for the future prospects of our portfolio companies as our stock selection and resulting sector allocations have the potential to benefit from any improvement in the economy. Steady improvement in demand allows capacity utilization to grow without undue strains that might dampen the much more rapid profit improvement that should follow.

We believe that the prospects for small cap value stocks never seem to appear brighter than when the economy is pulling out of a recession. Low interest rates, operating flexibility and a renewed interest in valuations have served our sector well in the past. Furthermore, we anticipate an increase in take-over activity as companies begin to search for added capacity and many of our investments make perfect acquisition targets.

We remain focused on and committed to our investment approach: maintain a long-term time horizon, seek to buy companies that are selling at a discount to their economic value and seek to be fully invested. We will continue to search for capable companies that others may have over-looked, ignored or given-up on and purchase them at favorable prices.

Thank you for your continued trust and confidence in the ICM/Isabelle Small Cap Value Fund.


/s/ WARREN J. ISABELLE
----------------------
Warren J. Isabelle, CFA
President


-------------
     *FOR THE PERIOD ENDING 12/31/01, THE FUND'S INVESTMENT SHARE CLASS AVERAGE ANNUAL RETURNS FOR THE 1-YEAR, 3-YEAR AND SINCE INCEPTION PERIODS (3/9/98) WERE 8.74%, 20.54% AND 5.13%, RESPECTIVELY. FOR MORE CURRENT PERFORMANCE PLEASE CALL (800) 472-6114.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. RETURNS FOR OTHER SHARE CLASSES WILL VARY. INVESTMENTS IN SMALLER COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER PRODUCT LINES, LIMITED FINANCIAL RESOURCES, AND LESS DEPTH IN MANAGEMENT.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2001 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/02).

ICM/ISABELLE SMALL CAP VALUE FUND
INVESTMENT CLASS

ILLUSTRATION OF $10,000 INVESTMENT*

The  graph  below  compares  the  change  in  value  of a  hypothetical  $10,000 investment in the ICM/Isabelle Small Cap Value Fund Investment Class since inception with the performance of the Russell 2000 Index. The values for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

[GRAPH OMITTED]




Average Annual Return for the period ending 12/31/01
     One Year............................8.74%
     Inception (3/9/1998)................5.13%

                            RUSSELL 2000        INVESTMENT CLASS

               3/29/98          10,000               10,000
               3/31/98          10,431               10,000
               6/30/98           9,944                9,040
               9/30/98           7,941                6,110
              12/31/98           9,236                6,910
               3/31/99           8,835                6,690
               6/30/99          10,094                8,390
               9/30/99           9,455                8,250
              12/31/99          11,199               10,330
               3/31/99          11,993               11,880
               6/30/00          11,540               11,690
               9/30/00          11,667               12,050
              12/31/00          10,861               11,129
               3/31/01          10,155               11,794
               6/30/01          11,605               14,067
               9/30/01           9,193                9,972
              12/31/01          11,131               12,101




* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ICM/ISABELLE SMALL CAP VALUE FUND
INSTITUTIONAL CLASS

ILLUSTRATION OF $10,000 INVESTMENT*

The graph below compares the change in value of a hypothetical $10,000 investment in the ICM/Isabelle Small Cap Value Fund Institutional Class since inception with the performance of the Russell 2000 Index. The values for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.




[GRAPH OMITTED]

Average Annual Return for the period ending 12/31/01
     One Year............................9.43%
     Inception (3/29/1998)...............5.51%


                             RUSSELL 2000    INSTITUTIONAL CLASS

               3/29/98         10,000              10,000
               3/31/98         10,074               9,970
               6/30/98          9,605               9,040
               9/30/98          7,670               6,120
              12/31/98          8,920               6,920
               3/31/99          8,437               8,835
               6/30/99          9,749               8,400
               9/30/99          9,132               8,270
              12/31/99         10,817              10,360
               3/31/99         11,583              11,920
               6/30/00         11,145              11,740
               9/30/00         11,268              12,100
              12/31/00         10,490              11,179
               3/31/01          9,807              11,854
               6/30/01         11,209              14,147
               9/30/01          8,879              10,042
              12/31/01         10,751              12,233





* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                        Market
   Shares     Security                                                  Value
   ------     --------                                                  -----

             COMMON STOCK - 99.13%

             CONSUMER DISCRETIONARY - 9.18%
   123,400   4Kids Entertainment, Inc.+                              $ 2,471,702
   358,200   InterTAN, Inc.+                                           4,498,992
   144,900   Russell Corp.+                                            2,174,949
   458,471   Wickes, Inc.+ss.                                          1,398,337
                                                                     -----------
                                                                      10,543,980
                                                                     -----------

             CONSUMER STAPLES - 4.02%
   125,300   Oneida Ltd.+                                              1,622,635
    88,600   Tupperware Corp.                                          1,705,550
    38,000   United Stationers, Inc.+                                  1,278,699
                                                                     -----------
                                                                       4,606,884
                                                                     -----------

             ENERGY - 1.22%
   400,000   Mission Resources Corp.+                                  1,400,000
                                                                     -----------

             FINANCIALS - 7.08%
    96,600   Presidential Life Corp.+                                  1,986,096
    71,200   StanCorp. Financial Group, Inc.+                          3,364,200
   640,100   Transmedia Network, Inc.+                                 2,784,435
                                                                     -----------
                                                                       8,134,731
                                                                     -----------

             HEALTH CARE - 7.58%
   914,500   ARIAD Pharmaceuticals, Inc.+                              4,874,285
   174,400   EPIX Medical, Inc.+                                       2,492,176
    56,300   Scios, Inc.+                                              1,338,251
                                                                     -----------
                                                                       8,704,712
                                                                     -----------

             INDUSTRIALS - 22.00%
   177,560   BNS Co.+ss.                                                 403,061
   960,900   Consolidated Freightways Corp.+                           4,890,981
   653,800   DT Industries, Inc.+ss.                                   3,595,900
    16,200   Gehl Co.+                                                   241,380
   253,700   GSI Lumonics, Inc.+                                       2,148,839
   255,300   JLG Industries, Inc.+                                     2,718,945
    34,300   NACCO Industries, Inc.+                                   1,947,897
   135,600   RTI International Metals+                                 1,349,220



    The accompanying notes are an integral part of the financial statements.



                                       -6-


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (Continued)

                                                                         Market
   Shares        Security                                                Value
   ------        --------                                                -----

             INDUSTRIALS (continued)
   199,750   Sypris Solutions, Inc.+                                 $ 2,600,745
   275,200   Transpro, Inc.+                                             853,120
   153,700   Woodhead Industries, Inc.+                                2,440,756
    54,800   York International Corp.+                                 2,089,524
                                                                     -----------
                                                                      25,280,368
                                                                     -----------

             INFORMATION TECHNOLOGY - 21.04%
    24,800   Auspex Systems, Inc.+                                        44,640
    33,342   DuraSwitch Industries, Inc.+                                283,407
   310,400   Elite Information Group, Inc.+                            3,848,960
    11,500   EMS Technologies, Inc.+                                     184,920
    71,500   Intergraph Corp.+                                           982,410
   319,800   MagneTek, Inc.+                                           2,881,398
   272,400   Pioneer-Standard Electronics, Inc.+                       3,459,480
    49,700   Progress Software Corp.+                                    858,816
   513,500   Signal Technology Corp.+ss.                               2,942,355
   426,200   Silver Stream Software, Inc.+                             2,902,422
   123,100   Technitrol, Inc.+                                         3,400,022
   350,400   Viewpoint Corp.+                                          2,386,224
                                                                     -----------
                                                                      24,175,054
                                                                     -----------

             MATERIALS - 25.99%
   369,854   AK Steel Holding Corp.+                                   4,208,939
   207,700   Castle (AM) & Co.+                                        1,703,140
   539,300   Commonwealth Industries, Inc.+                            2,534,710
   598,900   Crompton Corp.+                                           5,390,100
   734,800   Graphic Packaging International Corp.+                    3,563,780
   332,400   Material Sciences Corp.+                                  3,363,888
   535,200   PolyOne Corp.+                                            5,244,960
   194,300   Terra Nitrogen Co., L.P.+                                 1,020,075
   234,200   Wausau-Mosinee Paper Corp.+                               2,833,820
                                                                     -----------
                                                                      29,863,412
                                                                     -----------

             OTHER - 1.02%
   470,100   Westaff, Inc.+                                            1,175,250
                                                                     -----------


             TOTAL COMMON STOCK (Cost - $108,941,143)               $113,884,391
                                                                    ============


    The accompanying notes are an integral part of the financial statements.



                                       -7-

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (Continued)

                                                                       Market
                                                                        Value
                                                                        -----

             Total Investments (Cost - $108,941,143)* - 99.13%      $113,884,391

             Cash and Other Assets Net of Liabilities - 0.87%          1,003,289
                                                                    ------------

             NET ASSETS - 100.00%                                   $114,887,680
                                                                    ============


-----------

+    Non-income producing security.
ss. Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
* Cost for federal income tax purposes is $109,282,661; the difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. The net unrealized appreciation on tax basis consists of:

               Gross unrealized appreciation                       $ 15,914,567
               Gross unrealized depreciation                        (11,312,837)
                                                                   ------------
               Net unrealized appreciation                         $  4,601,730
                                                                   ============



    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
     Investments in securities at market value
             (identified cost $108,941,143) (Note 1)              $ 113,884,391
     Receivable for securities sold                                   3,111,076
     Receivable for fund shares sold                                  2,601,854
     Interest and dividends receivable                                   78,224
     Prepaid expenses                                                    12,217
     Deferred organization costs (Note 1)                                14,287
                                                                  -------------
            TOTAL ASSETS                                            119,702,049
                                                                  -------------

LIABILITIES:
     Payable to custodian (Note 3)                                    2,953,005
     Payable for fund shares redeemed                                 1,609,129
     Payable to advisor (Note 3)                                         97,332
     Payable to transfer agent (Note 3)                                  20,596
     Payable to administrator (Note 3)                                   12,844
     Payable to distributor (Note 3)                                     47,305
     Accrued expenses                                                    74,158
                                                                  -------------
             TOTAL LIABILITIES                                        4,814,369
                                                                  -------------

NET ASSETS                                                        $ 114,887,680
                                                                  =============

INVESTMENT CLASS SHARES (NOTE 1):
     Net Assets (unlimited shares of $0.001 par beneficial
             interest authorized; 7,223,691 shares outstanding)   $  85,385,469
                                                                  =============

     Net asset value, offering and redemption price
             per Investment Class Share                           $       11.82
                                                                  =============

INSTITUTIONAL CLASS SHARES (NOTE 1):
     Net Assets (unlimited shares of $0.001 par beneficial
             interest authorized; 2,469,326 shares outstanding)   $  29,502,211
                                                                  =============

     Net asset value, offering and redemption price
             per Institutional Class Share                        $       11.95
                                                                  =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                110,268,589
     Accumulated net investment loss--
     Accumulated net realized loss on investments                      (324,157)
     Net unrealized appreciation of investments                       4,943,248
                                                                  -------------

NET ASS                                                           $ 114,887,680
                                                                  =============




    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                              For the Year Ended
                                                               December 31, 2001
                                                              ------------------
INVESTMENT INCOME:
        Dividends                                                   $   942,381
        Interest                                                        465,982
                                                                    -----------
TOTAL INCOME                                                          1,408,363
                                                                    -----------

EXPENSES
        Investment advisory fees (Note 3)                             1,239,680
        Distribution fees - Investment Class (Note 4)                   225,793
        Administration fees                                             148,566
        Professional fees                                               119,866
        Transfer agent fees                                             112,775
        Registration fees                                                59,384
        Accounting fees                                                  41,986
        Printing expenses                                                27,787
        Custodian fees (Note 3)                                          19,771
        Trustees' fees                                                   15,443
        Amortization of organization costs (Note 1)                      12,049
        Insurance expense                                                 7,312
        Miscellaneous fees                                               48,999
                                                                    -----------
                TOTAL EXPENSES                                        2,079,411
                                                                    -----------
NET INVESTMENT LOSS                                                    (671,048)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments                              1,609,863
        Net change in unrealized appreciation of investments          4,488,648
                                                                    -----------
        Net realized and unrealized gain on investments               6,098,511
                                                                    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $ 5,427,463
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR     FOR THE YEAR
                                                                 ENDED           ENDED
                                                          DECEMBER 31, 2001 DECEMBER 31, 2000
                                                          -----------------------------------


OPERATIONS:
        Net investment loss                                 $    (671,048)   $    (285,949)
        Net realized gain (loss) on investments 1,609,863        (754,160)
        Net change in unrealized appreciation
                (depreciation) of investments                   4,488,648         (234,060)
                                                            -------------    -------------

        Net increase (decrease) in net
                assets resulting from operations                5,427,463       (1,274,169)
                                                            -------------    -------------


DISTRIBUTIONS TO SHAREHOLDERS:
        From net realized gains:
                Investment Class                                     --         (1,732,961)
                Institutional Class                                  --           (555,671)
                                                            -------------    -------------

        Total distributions to shareholders                          --         (2,288,632)
                                                            -------------    -------------


CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares subscribed:
                Investment Class                              118,969,512       83,681,955
                Institutional Class                            16,734,492       20,238,192
        Reinvestment of distributions:
                Investment Class                                     --          1,705,345
                Institutional Class                                  --            555,241
        Redemption of shares:
                Investment Class                             (113,263,404)     (16,906,571)
                Institutional Class                           (14,531,828)      (1,600,852)
                                                            -------------    -------------

        Increase in net assets derived
                from capital share transactions (a)             7,908,772       87,673,310
                                                            -------------    -------------


                TOTAL INCREASE
                IN NET ASSETS                                  13,336,235       84,110,509
                                                            -------------    -------------


NET ASSETS:
        Beginning of period                                   101,551,445       17,440,936
                                                            -------------    -------------

        End of year                                         $ 114,887,680    $ 101,551,445
                                                            =============    =============


    The accompanying notes are an integral part of the financial statements.



ICM/Isabelle SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)


                                                 For the Year      For the Year
                                                      Ended            Ended
                                                   December 31,     December 31,
                                                       2001            2000

(a)     Transactions in capital stock were:

Investment Class:
        Shares sold                                  10,376,864        7,305,075
        Shares issued in reinvestment of
           distributions                                   --            162,414
        Shares redeemed                             (10,086,103)      (1,501,576)
                                                     -----------      ----------

        Net increase in shares outstanding              290,761        5,965,913
                                                     ==========       ==========

Institutional Class:
        Shares sold                                   1,397,064        1,774,361
        Shares issued in reinvestment of
        distributions                                      --             52,580
        Shares redeemed                              (1,328,341)        (145,321)
                                                     ----------       ----------

        Net increase in shares outstanding               68,723        1,681,620
                                                     ==========       ==========



    The accompanying notes are an integral part of the financial statements.




ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                                                                         FOR THE PERIOD
                                                       FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    MARCH 9, 1998**
                                                          ENDED            ENDED           ENDED            THROUGH
                                                       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
INVESTMENT CLASS                                           2001             2000             1999*            1998
                                                       ---------        ----------        ---------        ---------


NET ASSET VALUE, BEGINNING OF PERIOD                   $   10.87        $    10.33        $    6.91        $   10.00
                                                       ---------        ----------        ---------        ---------


        Increase (decrease) from investment operations:
        Net investment loss                                (0.08)            (0.05)           (0.12)           (0.04)
        Net gains (losses) on investments
          (both realized and unrealized)                    1.03              0.84             3.54            (3.05)
                                                       ---------        ----------        ---------        ---------

        NET INCREASE (DECREASE) FROM
          INVESTMENT OPERATIONS                             0.95              0.79             3.42            (3.09)
                                                       ---------        ----------        ---------        ---------

        Less distributions from
          net realized gains                                --               (0.25)            --               --
                                                       ---------        ----------        ---------        ---------


NET ASSET VALUE, END OF PERIOD                         $   11.82        $    10.87        $   10.33        $    6.91
                                                       =========        ==========        =========        =========


TOTAL RETURN***                                             8.74%             7.73%           49.49%          (30.90%)

RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)            $  85,386        $   75,327        $   9,993        $   1,660
        Ratio of expenses to average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                1.74%(3)          1.82%(2)         4.79%            8.81%(1)
                After reduction of fees paid
                        indirectly, waiver and
                        reimbursement by Advisor            1.74%(3)          1.81%(2)         1.95%            1.95%(1)
        Ratio of net investment loss to average
        net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor               (0.61%)(3)        (0.44%)(2)       (4.23%)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor           (0.61%)(3)        (0.43%)(2)       (1.39%)          (1.13%)(1)
        Portfolio turnover rate                            43.16%            53.91%           84.30%           21.43%


----------
* Based on average shares outstanding. ** Commencement of investment operations. *** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
1    Annualized.
2 For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.
3 For the year ended December 31, 2001, there was no waiver or reimbursement by the Advisor.


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                                                                        FOR THE PERIOD
                                                     FOR THE YEAR       FOR THE YEAR    FOR THE YEAR    MARCH 29, 1998**
                                                         ENDED              ENDED           ENDED          THROUGH
                                                      DECEMBER 31,       DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
Institutional Class                                       2001               2000            1999*          1998
-------------------                                       ----               ----            -----          ----


NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.92        $    10.36        $    6.92     $   10.00
                                                      ----------        ----------        ---------     ---------

        Increase (decrease) from investment operations:
        Net investment loss                                (0.05)            (0.02)           (0.10)        (0.04)
        Net gains (losses) on investments
          (both realized and unrealized)                    1.08              0.83             3.54         (3.04)
                                                      ----------        ----------        ---------     ---------

        Net increase (decrease) from
        investment operations                               1.03              0.81             3.44         (3.08)
                                                      ----------        ----------        ---------     ---------

        Less distributions from
        net realized gains                               --                  (0.25)         --            --
                                                      ----------        ----------        ---------     ---------


NET ASSET VALUE, END OF PERIOD                        $    11.95        $    10.92        $   10.36     $    6.92
                                                      ==========        ==========        =========     =========


TOTAL RETURN***                                             9.43%             7.90%           49.71%       (30.80%)

RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)           $   29,502        $   26,225        $   7,448     $   3,734
        Ratio of expenses to average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                1.49%(3)          1.57%(2)         4.54%         8.56%(1)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor            1.49%(3)          1.56%(2)         1.70%         1.70%(1)
        Ratio of net investment loss to
average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor               (0.36%)(3)        (0.18%)(2)       (4.14%)       (7.74%)(1)
                After reduction of fees paid
                        indirectly, waiver and
                        reimbursement by Advisor           (0.36%)(3)        (0.17%)(2)       (1.30%)       (0.88%)(1)
        Portfolio turnover rate                            43.16%            53.91%           84.30%        21.43%

-----------

* Based on average shares outstanding. ** Commencement of investment operations. *** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
1    Annualized.
2 For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.
3 For the year ended December 31, 2001, there was no waiver or reimbursement by the Advisor.


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), a series of ICM Series Trust (the "Trust"), was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares (Investment Class shares and Institutional Class shares) each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities or listed securities, in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (Continued)


     C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

     D. ORGANIZATION COSTS. Organization costs are amortized on a straight-line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist. At December 31, 2001, the Fund reclassified $671,048 from accumulated net investment loss to paid-in-capital and $200,536 from paid-in-capital to accumulated net realized loss to recognize prior year utilization of the net operating loss to offset short-term capital gains. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (Continued)



     F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

     G. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     H. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $63,989,458 and $48,506,723 respectively, for the year ended December 31, 2001.

NOTE 3 - INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the year ended December 31, 2001, no advisory fees were waived or other expenses reimbursed by ICM.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (Continued)

For the year ending December 31, 2001, American Data Services, Inc. ("ADS") served as the administrator, fund accounting agent and transfer agent to the Fund, and AmeriMutual Fund Distributors, Inc., an affiliate of ADS, served as the Fund's distributor. Included in transfer agent fees are amounts incurred by certain financial institutions as sub-transfer agents pursuant to agreements entered into in 2001. Commencing on January 1, 2002, Forum Administrative Services, LLC, Forum Shareholder Services, LLC, Forum Accounting Services, LLC, and Forum Fund Services, LLC (collectively "Forum") began serving as the Fund's administrator, transfer agent, fund accounting agent and distributor, respectively. Fifth Third Bank, as the Fund's custodian, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2001, there were no such payments.

No officer, trustee or employee of ICM, ADS, or Forum, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor. For the year-end December 31, 2001, the fund incurred $225,793 in distribution costs for Investment Class shares.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (Continued)

NOTE 5 - AFFILIATED COMPANIES
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2001:


                                                         DIVIDEND        MARKET
   AFFILIATES                  PURCHASES      SALES       INCOME         VALUE
   ----------                  ---------      -----       ------         -----

DT Industries, Inc.           $  384,016   $     --     $     --      $3,595,900
Signal Technology Corp.        1,778,078         --           --       2,942,355
BNS Co.                           28,633      139,670    2,251,815*      403,061
Wickes, Inc.                        --          5,558         --       1,398,337
                              ----------   ----------   ----------    ----------
                              $2,190,727   $  145,228   $2,251,815    $8,339,653
                              ==========   ==========   ==========    ==========


* This amount represents a return of capital dividend.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the ICM Series Trust.


We have audited the accompanying statement of assets and liabilities of the ICM/Isabelle Small Cap Value Fund, including the portfolio of investments, as of December 31, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ICM/Isabelle Small Cap Value Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


Arthur Andersen LLP
Boston, Massachusetts
February 26, 2002

FUND TRUSTEES AND OFFICERS (UNAUDITED)

The following is relevant information  regarding each Trustee and Officer of the
Trust:

NAME, AGE                     POSITION WITH            PRINCIPAL OCCUPATION
AND ADDRESS                   THE TRUST                DURING LAST FIVE YEARS

WARREN J.                     Trustee, President       Portfolio Manager, Pioneer
ISABELLE, CFA*                and Chairman of          Capital Growth Fund, July 1990
21 Custom House Street        the Board since 1998     to January 1997; Senior Vice
Suite 240                                              President and Head of Domestic
Boston, MA 02110                                       Equity Management, Pioneer Mutual
Birthdate: January 1952                                Funds, June 1994 to January 1997;
                                                       Portfolio        Manager,
                                                       Pioneer   Small   Company
                                                       Fund;     Senior     Vice
                                                       President    and    Chief
                                                       Investment   Officer   of
                                                       Equities,        Keystone
                                                       Investment     Management
                                                       Company,   February  1997
                                                       through     May     1997;
                                                       Founder, Ironwood Capital
                                                       Management,  LLC,  August
                                                       1997 to present.

RICHARD L. DROSTER*           Trustee and Executive    Director of Institutional Marketing,
21 Custom House Street        Vice-President since     Heartland Advisors, Inc.
Suite 240                     1998                     (Investment Advisors), October 1992
Boston, MA 02110                                       to October 1996; Founder,
Birthdate: August 1961                                 Ironwood Capital Management, LLC,
                                                       August 1997 to present.




                                      -21-

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

NAME, AGE                     POSITION WITH            PRINCIPAL OCCUPATION
AND ADDRESS                   THE TRUST                DURING LAST FIVE YEARS


N. STEPHEN OBER (1)           Trustee since 1998       Corporate Medical Director and
40 Bear Hill Road                                      Executive Vice President,
Waltham, MA 02451                                      Private Healthcare Systems, Inc.
Birthdate: April 1959                                  (managed health care organization),
                                                       1990 through 1995; President and
                                                       Chief Executive Officer, Synergy
                                                       Health Care, Inc. (health care information
                                                       systems), from 1995 to 2000; President,
                                                       Beyond Genomics, Inc. 2000 to present.

DONALD A.                     Trustee since 1998       Assistant Professor, Department
NELSON, CPA (1)                                        of Accounting and Finance,
Merrimack College                                      Merrimack College, since 1975;
Andover, MA 01810                                      Certified Public Accountant, since 1972.
Birthdate: February 1946

JOHN A. FIFFY (1)             Trustee since 1998       Acquisition Consultant, Digital
200 Forest Street                                      Equipment Corporation (n/k/a
Marlboro, MA 01752                                     Compaq Computer Corporation),
Birthdate: December 1950                               since 1993.

GARY S. SAKS                  Vice-President,          Client Service Representative
21 Custom House Street        Secretary, Treasurer     and New Accounts Assistant Manager,
Suite 240                     and Chief Financial      Furman Selz Prime Brokerage
Boston, MA 02110              Officer since 1998       Department (brokerage), December 1993
Birthdate: May 1968                                    to July 1995; Consultant,
                                                       Air   Travelers   Service
                                                       Corporation, January 1997
                                                       to    September     1997;
                                                       Consultant,    Dorchester
                                                       Tire   Service,   January
                                                       1996  to  December  1996;
                                                       Founder, Ironwood Capital
                                                       Management,  LLC,  August
                                                       1997 to present.





                                      -22-


FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

NAME, AGE                     POSITION WITH            PRINCIPAL OCCUPATION
AND ADDRESS                   THE TRUST                DURING LAST FIVE YEARS

RONALD H. HIRSCH              Vice-President,          Managing Director of Operations
Two Portland Square           Assistant Treasurer      and Finance, Forum Financial Group
Portland, Maine 04101         since 2001               since September 1999; Member of
Birthdate: October 1943                                the Board, Citibank Germany,
                                                       1991 to 1998

D. BLAINE RIGGLE              Vice President,          Relationship Manager and Counsel,
Two Portland Square           Assistant Secretary      Forum Financial Group, LLC since 1998;
Portland, Maine 04101         since 2001               Associate Counsel, Wright Express
Birthdate: November 1966                               Corporation from March 1997 to
                                                       January  1998 ; Associate
                                                       at  the   law   firm   of
                                                       Friedman,    Babcock    &
                                                       Gaythwaite  from  1994 to
                                                       March   1997;    Officer,
                                                       various funds managed and
                                                       distributed by Forum Fund
                                                       Services,  LLC and  Forum
                                                       Administrative  Services,
                                                       LLC






                                      -23-

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

NAME, AGE                     POSITION WITH            PRINCIPAL OCCUPATION
AND ADDRESS                   THE TRUST                DURING LAST FIVE YEARS


CHERYL O. TUMLIN              Vice President,          Counsel, Forum Financial Group,
Two Portland Square           Assistant Secretary      LLC since November 2001, and 1996
Portland, Maine 04101         since 2001               through 1999; Counsel, I-many, Inc.
Birthdate: June 1966                                   1999 through 2001; Staff Attorney,
                                                       United States  Securities
                                                       and Exchange  Commission,
                                                       January 1995 through July
                                                       1996; Associate, Robinson
                                                       Silverman,        Pearce,
                                                       Aronsohn     &    Berman,
                                                       September   1991  through
                                                       January  1995,   Officer,
                                                       various funds managed and
                                                       distributed by Forum Fund
                                                       Services,  LLC and  Forum
                                                       Administrative  Services,
                                                       LLC

DAWN L. TAYLOR                Assistant Treasurer      Tax Manager, Forum Financial Group, LLC
Two Portland Square           since 2001               since 1997; Senior Tax Accountant,
Portland, Maine 04101                                  Purdy, Bingham & Burrell, LLC from
Birthdate: May 1964                                    January 1997 to October 1997; Senior Fund
                                                       Accountant,         Forum
                                                       Financial Group, LLC from
                                                       September 1994 to October
                                                       1997; Tax Consultant, New
                                                       England         Financial
                                                       Services  from  June 1986
                                                       to    September     1994;
                                                       Officer,   various  funds
                                                       managed  and  distributed
                                                       by Forum  Fund  Services,
                                                       LLC       and       Forum
                                                       Administrative  Services,
                                                       LLC



                                      -24-


FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

NAME, AGE                     POSITION WITH            PRINCIPAL OCCUPATION
AND ADDRESS                   THE TRUST                DURING LAST FIVE YEARS



NATHAN V. GEMMITI             Assistant Secretary      Staff Attorney, Forum Financial
Two Portland Square           since 2001               Group, LLC since July 2001;
Portland, Maine 04101                                  Associate at the law
Birthdate: August 1970                                 firm of Pierce Atwood, August 1998
                                                       to July 2001

-----------

* These Trustees are considered Interested Persons within the meaning of the Investment Company Act of 1940. Mr. Isabelle is President and Chief Investment Officer and Mr. Droster is Executive Vice-President of Ironwood Capital Management, LLC, the Fund's Investment Advisor. The Statement of Additional Information ("SAI") for the Fund includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting your broker or the Fund at ICM Series Trust, Two Portland Square, Portland, Maine 04101 or (800) 472-6114.


                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                                THE IRONWOOD TREE

 is a small, hardy tree, which yields a very useful and solid wood. Patiently,

    these trees remain under the forest canopy until taller neighbors fall.

             Once given the opportunity, the Ironwood grows quickly

      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.



                       IRONWOOD CAPITAL MANAGEMENT, LLC,

        the investment manager of the ICM/Isabelle Small Cap Value Fund,

           is an independent investment management firm specializing

                     in investing in small company stocks.

                                ICM Series Trust
                               Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

DISTRIBUTOR: FORUM FUND SERVICES, LLC

FOR ACCOUNT INFORMATION AND PRICES, CALL 1-800-472-6114 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. (EASTERN TIME), MONDAY THROUGH FRIDAY.